                                                                      EXHIBIT 20

                       AMERICAN HONDA FINANCE CORPORATION
             Servicer's Certificate - Honda Auto Lease Trust 1999-A

        Distribution Date of December 15, 2000 for the Collection Period of
                  November 1, 2000 through November 30, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                           3,300,158,606.28

Servicer Advance                                                              --
Servicer Payahead                                                   7,383,934.30
Number of Contracts                                                      172,598
Weighted Average Lease Rate (Discounted)                                    9.05%
Weighted Average Lease Rate                                                 6.29%
Weighted Average Remaining Term                                            30.48
Servicing Fee Percentage (annual)                                           1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                2,437,668,844.38
  Number of Current Contracts                                            151,134
  Weighted Average Lease Rate (Discounted)                                  9.04%
  Weighted Average Lease Rate                                               6.28%
  Weighted Average Remaining Term                                          13.87


RESERVE FUND:
  Initial Deposit Amount                                                              115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                      5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                   6.50%
  Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)             214,081,288.79


  Beginning Balance                                                                   180,157,597.73
  Net Investment Income Retained                                                                  --
  Deposit Amount                                                                          988,108.17
  Withdrawal Amount                                                                       356,465.85
  Excess Reserve Amount Released                                                                  --
  Ending Balance                                                                      180,789,240.05
  Specified Reserve Fund Balance                                                      181,145,705.90
  Net Investment Income                                                                   969,474.67
  Cumulative Withdrawal Amount                                                          4,371,662.29


CREDIT LOSSES:                                                  VEHICLE COUNT       AMOUNT
                                                                -------------   -------------
  Contracts Charged-off During the Collection Period                 227
  Discounted Principal Balance                                                   3,737,835.83
  Net Liquidation Proceeds for the Collection Period                            (2,986,026.02)
  Recoveries - Previously Charged-off Contracts                                    211,655.36
          Aggregate Credit Losses for the Collection Period                        540,154.45

  Repossessions for the Collection Period                                                 126
  Cumulative Credit Losses for all Periods                                       7,184,352.00


RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period                                                   0.29%
    First Preceding Collection Period                                                    0.27%
    Current Collection Period                                                            0.26%

TEST (i) (CHARGE-OFF RATE TEST)
-------------------------------
Three Month Average                                                                      0.27%
Charge-off Rate Test (Test satisfied if <= 1.5%)                               Test Satisfied


                                                                                                  PRINCIPAL
DELINQUENT CONTRACTS:                                   PERCENT       ACCOUNTS     PERCENT         BALANCE
                                                        -------       --------     -------      -------------
 31-60 Days Delinquent                                   0.88%         1,323        0.86%       20,874,074.40
 61-90 Days Delinquent                                   0.17%           254        0.17%        4,022,329.46
 Over 90 Days Delinquent                                 0.12%           182        0.12%        2,939,965.28
 Total Delinquencies                                                   1,759                    27,836,369.14


RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                   0.26%
    First Preceding Collection Period                                                                    0.26%
    Current Collection Period                                                                            0.29%

TEST (ii) (DELINQUENCY RATE TEST)
---------------------------------
Three Month Average                                                                                      0.27%
Delinquency Rate Test (Test satisfied if <= 1.5%)                                              Test Satisfied


RESIDUAL VALUE (GAIN) LOSS:                                     VEHICLES
                                                                --------
  Matured Lease Vehicle Inventory Sold                             166                    2,846,497.09
  Net Liquidation Proceeds                                                               (2,541,526.53)
  Net Residual Value (Gain) Loss                                                            304,970.56
  Cumulative Residual Value (Gain) Loss all periods                                       1,077,703.41

                                                                                   AVERAGE           AVERAGE
                                                  NUMBER   SCHEDULED    SALE    NET LIQUIDATION      RESIDUAL
MATURED VEHICLES SOLD FOR                          SOLD    MATURITIES   RATIO      PROCEEDS           VALUE
EACH COLLECTION PERIOD:                           ------   ----------   -----   ---------------     ---------
  Second Preceding Collection Period               117        121       96.69%    16,263.59         18,089.56
  First Preceding Collection Period                114        133       85.71%    15,851.44         17,332.54
  Current Collection Period                        166        202       82.18%    15,310.40         17,147.57
  Three Month Average                                                             15,808.48         17,523.22
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                         90.21%

                                                                              CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                               AMOUNT/RATIO     TEST MET?
--------------------------------                                              --------------    ---------
a) Number of Vehicles Sold > 45% of Scheduled Maturities and >= 500 Scheduled     82.18%           Yes
b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Res           90.21%           Yes
Residual Value Test  (Test satisfied if tests a and b = Yes)                                  Test Satisfied


SERVICER'S FEE DUE:                                                    AMOUNT
                                                                    ------------
Prior Cumulative Servicer's Fee Shortfall                                     --
Servicer's Fee Due This Collection Period                           2,077,954.30
Servicer's Fee Paid                                                 2,077,954.30
Current Cumulative Servicer's Fee Shortfall                                   --


  ADVANCES AND PAYAHEADS:                                                   AMOUNT
                                                                         ------------
  ADVANCES
  Prior Outstanding Servicer Advances                                    1,195,719.98
  Net Advance/(Recovery) This Period                                       239,645.37
  Nonrecoverable Prior Advances                                           (197,262.11)
  Current Outstanding Servicer Advances                                  1,238,103.24

  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                     7,647,351.18
  Net Allocation/(Collections) of Advanced Payments This Period           (111,264.80)
  Current Outstanding Payahead Balance                                   7,758,615.98

                                                                                             SECURITIES        CLASS A1     CLASS A2
                                                                             TOTAL         BALANCE (99.8%)      BALANCE      BALANCE
                                                                         -------------     ---------------     --------     --------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                          17,607,374.73      17,572,159.98
 Interest Related To Prepayments in Full                                    237,138.14         236,663.86
 Interest Related To Full Term and Over Term Payoffs                         26,914.84          26,861.01
 Interest Related to Reallocation Payments                                    9,047.19           9,029.10
 Excess Liquidation Proceeds                                                        --                 --
 Recoveries                                                                 211,655.36         211,232.05
       Available Interest                                                18,092,130.26      18,055,946.00

PRINCIPAL
 Scheduled Principal Collections                                         28,660,198.16      28,602,877.76
 Prepayments In Full                                                     14,243,412.15      14,214,925.33
 Full Term and Over Term Payoffs                                          5,563,790.21       5,552,662.63
 Reallocation Payment                                                       824,580.97         822,931.81
 Net Liquidation Proceeds                                                 5,527,552.55       5,516,497.44
         Available Principal                                             54,819,534.04      54,709,894.97
WITHDRAWAL FROM RESERVE FUND                                                356,465.85         356,465.85
TOTAL OF SOURCES FOR DISTRIBUTION                                        73,268,130.15


DISTRIBUTIONS:
INTEREST

 Transferor Interest                                                         32,028.35
 Capped Trustee Fees                                                                --                 --
 Class A Interest                                                        11,578,766.46      11,578,766.46            --           --
 Class A Interest Carryover Shortfalls                                              --                 --            --           --
 Class B Interest                                                           365,750.00         365,750.00
 Class B Interest Carryover Shortfalls                                              --                 --
 Class C Interest                                                           379,500.00         379,500.00
 Class C Interest Carryover Shortfalls                                              --                 --
 Capped Contingent and Excess Liability Premiums                                    --                 --
 Capped Origination Trust Administrative Expenses                                   --                 --
 Other Capped Trustee Fees                                                          --                 --
 Servicer's Fee                                                           2,077,954.30       2,073,798.39
 Unpaid Servicer's Fees Related to Prior Collection Periods                         --                 --
 Reserve Fund Deposit                                                       988,108.17         988,108.17
 Certificate Interest                                                     1,201,051.93       1,201,051.93
 Certificate Interest Carryover Shortfall                                   770,770.08         770,770.08
 Excess Interest to Transferor                                                      --
          TOTAL DISTRIBUTIONS OF INTEREST                                17,393,929.30      17,357,745.04            --           --

PRINCIPAL

 Transferor Principal                                                       109,639.07
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes                   54,709,894.97      54,709,894.97            --           --
 Principal Distribution to A-5, B and C Notes                                       --                 --
 Principal Distribution to Certificates                                             --                 --
 Class A Covered Loss Amount                                              1,054,666.81       1,054,666.81            --           --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover                --                 --            --           --
 Class B Covered and Uncovered Loss Amount                                          --                 --
 Class C Covered and Uncovered Loss Amount                                          --                 --
 Class B Note Principal Loss Carryover Shortfall                                    --                 --
 Class C Note Principal Loss Carryover Shortfall                                    --                 --
 Class B Note Interest on Principal Loss Carryover Shortfall                        --                 --
 Class C Note Interest on Principal Loss Carryover Shortfall                        --                 --
 Certificate Principal Loss Amount/Certificate Principal Carryover                  --                 --
 Uncapped Administrative Expenses (paid to the Trustees)                            --                 --
          TOTAL DISTRIBUTIONS OF PRINCIPAL                               55,874,200.85      55,764,561.78            --           --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                             766,363.49            --           --
 Current Period Increase (Decrease)                                                           (766,363.49)           --           --
 Ending Balance                                                                                        --            --           --

NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                        5,965,383.45       5,963,403.27            --           --
 Current Period Increase (Decrease)                                          36,414.52          34,289.57            --           --
 Ending Balance                                                           6,001,797.97       5,997,692.84            --           --



                                                                              CLASS A3       CLASS A4       CLASS A5        CLASS B
                                                                               BALANCE        BALANCE        BALANCE        BALANCE
                                                                              --------       --------       --------        -------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections
 Interest Related To Prepayments in Full
 Interest Related To Full Term and Over Term Payoffs
 Interest Related to Reallocation Payments
 Excess Liquidation Proceeds
 Recoveries
       Available Interest

PRINCIPAL
 Scheduled Principal Collections
 Prepayments In Full
 Full Term and Over Term Payoffs
 Reallocation Payment
 Net Liquidation Proceeds
         Available Principal
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION


DISTRIBUTIONS:
INTEREST

 Transferor Interest
 Capped Trustee Fees
 Class A Interest                                                         1,731,641.46   5,375,000.00   4,472,125.00
 Class A Interest Carryover Shortfalls                                              --             --             --
 Class B Interest                                                                                                        365,750.00
 Class B Interest Carryover Shortfalls                                                                                           --
 Class C Interest
 Class C Interest Carryover Shortfalls
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee
 Unpaid Servicer's Fees Related to Prior Collection Periods
 Reserve Fund Deposit
 Certificate Interest
 Certificate Interest Carryover Shortfall
 Excess Interest to Transferor
          TOTAL DISTRIBUTIONS OF INTEREST                                 1,731,641.46   5,375,000.00   4,472,125.00     365,750.00

PRINCIPAL

 Transferor Principal
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes                   54,709,894.97             --
 Principal Distribution to A-5, B and C Notes                                                                     --             --
 Principal Distribution to Certificates
 Class A Covered Loss Amount                                              1,054,666.81             --             --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover                --             --             --
 Class B Covered and Uncovered Loss Amount                                                                                       --
 Class C Covered and Uncovered Loss Amount
 Class B Note Principal Loss Carryover Shortfall                                                                                 --
 Class C Note Principal Loss Carryover Shortfall
 Class B Note Interest on Principal Loss Carryover Shortfall                                                                     --
 Class C Note Interest on Principal Loss Carryover Shortfall
 Certificate Principal Loss Amount/Certificate Principal Carryover
 Uncapped Administrative Expenses (paid to the Trustees)
          TOTAL DISTRIBUTIONS OF PRINCIPAL                               55,764,561.78             --             --             --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                  --             --             --             --
 Current Period Increase (Decrease)                                                 --             --             --             --
 Ending Balance                                                                     --             --             --             --

NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                                  --             --             --             --
 Current Period Increase (Decrease)                                                 --             --             --             --
 Ending Balance                                                                     --             --             --             --


                                                                                                           TRANSFEROR
                                                                            CLASS C      CERTIFICATE       INTEREST
                                                                            BALANCE        BALANCE          BALANCE
                                                                            -------      -----------      -----------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                                                            35,214.75
 Interest Related To Prepayments in Full                                                                      474.28
 Interest Related To Full Term and Over Term Payoffs                                                           53.83
 Interest Related to Reallocation Payments                                                                     18.09
 Excess Liquidation Proceeds                                                                                      --
 Recoveries                                                                                                   423.31
       Available Interest                                                                                  36,184.26

PRINCIPAL
 Scheduled Principal Collections                                                                           57,320.40
 Prepayments In Full                                                                                       28,486.82
 Full Term and Over Term Payoffs                                                                           11,127.58
 Reallocation Payment                                                                                       1,649.16
 Net Liquidation Proceeds                                                                                  11,055.11
         Available Principal                                                                              109,639.07
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION


DISTRIBUTIONS:
INTEREST

 Transferor Interest                                                                                       32,028.35
 Capped Trustee Fees
 Class A Interest
 Class A Interest Carryover Shortfalls
 Class B Interest
 Class B Interest Carryover Shortfalls
 Class C Interest                                                        379,500.00
 Class C Interest Carryover Shortfalls                                           --
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee                                                                                             4,155.91
 Unpaid Servicer's Fees Related to Prior Collection Periods                                                       --
 Reserve Fund Deposit
 Certificate Interest                                                                 1,201,051.93
 Certificate Interest Carryover Shortfall                                               770,770.08
 Excess Interest to Transferor                                                                                    --
          TOTAL DISTRIBUTIONS OF INTEREST                                379,500.00   1,971,822.01         36,184.26

PRINCIPAL

 Transferor Principal                                                                                     109,639.07
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes
 Principal Distribution to A-5, B and C Notes                                    --
 Principal Distribution to Certificates                                                         --
 Class A Covered Loss Amount
 Class A Note Principal Loss Amount/Class A Note Principal Carryover
 Class B Covered and Uncovered Loss Amount
 Class C Covered and Uncovered Loss Amount                                       --
 Class B Note Principal Loss Carryover Shortfall
 Class C Note Principal Loss Carryover Shortfall                                 --
 Class B Note Interest on Principal Loss Carryover Shortfall
 Class C Note Interest on Principal Loss Carryover Shortfall                     --
 Certificate Principal Loss Amount/Certificate Principal Carryover                              --
 Uncapped Administrative Expenses (paid to the Trustees)
          TOTAL DISTRIBUTIONS OF PRINCIPAL                                       --             --        109,639.07

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                               --     766,363.49
 Current Period Increase (Decrease)                                              --    (766,363.49)
 Ending Balance                                                                  --             --

NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                               --   5,963,403.27          1,980.18
 Current Period Increase (Decrease)                                              --      34,289.57          2,124.95
 Ending Balance                                                                  --   5,997,692.84          4,105.13


                                                                  SECURITIES        CLASS A1          CLASS A2         CLASS A3
                                                 TOTAL          BALANCE (99.8%)      BALANCE          BALANCE          BALANCE
                                            ----------------   ----------------   --------------   --------------   --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
AND CERTIFICATEHOLDERS:
  Interest Distributions                       17,393,929.30      17,357,745.04               --               --     1,731,641.46
  Principal Distributions                      55,874,200.85      55,764,561.78               --               --    55,764,561.78
            Total Distributions                73,268,130.15      73,122,306.82               --               --    57,496,203.25

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)     3,300,158,606.28
  Initial Note/Certificate Balance                             3,293,558,289.00   380,000,000.00   360,000,000.00   400,000,000.00
  Percent of ANIV                                                         99.80%           11.51%           10.91%           12.12%
  Class Allocation Percentage                                                              12.89%           12.22%           13.57%
  Note/Certificate Factor                                                                   1.00             1.00             1.00
  Note/Certificate Rate                                                                    5.445%           5.875%           6.100%
  Servicer Advance                                        --
  Servicer Payahead                             7,383,934.30
  Number of Contracts                                172,598
  Weighted Average Lease Rate                           6.29%
  Weighted Average Lease Rate (Discounted)              9.05%
  Weighted Average Remaining Term                      30.48
  Servicing Fee Percentage                              1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)     2,493,545,158.79
  Note/Certificate Balance                                     2,488,529,376.99               --               --   340,650,779.90
  Percent of ANIV                                                         99.80%            0.00%            0.00%           13.66%
  Class Allocation Percentage                                                               0.00%            0.00%           15.86%
  Note/Certificate Factor                                                                   0.00             0.00             0.85
  Servicer Advance                              1,195,719.98
  Servicer Payahead                             7,647,351.18
  Number of Contracts                                152,856
  Weighted Average Lease Rate                           6.29%
  Weighted Average Lease Rate (Discounted)              9.04%
  Weighted Average Remaining Term                      14.82
  Servicing Fee Percentage                              1.00%
  Number of Days in the Accrual Period                                                        31               31               30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)     2,437,668,844.38
  Note/Certificate Balance                                     2,432,764,815.21               --               --   284,886,218.12
  Percent of ANIV                                                         99.80%            0.00%            0.00%           11.69%
  Class Allocation Percentage                                                               0.00%            0.00%           13.62%
  Note/Certificate Factor                                                                   0.00             0.00             0.71
  Servicer Advance                              1,238,103.24
  Servicer Payahead                             7,758,615.98
  Number of Contracts                                151,134
  Weighted Average Lease Rate                           6.28%
  Weighted Average Lease Rate (Discounted)              9.04%
  Weighted Average Remaining Term                      13.87
  Servicing Fee Percentage                              1.00%
  Number of Days in the Accrual Period                                                        30               30               30


                                               CLASS A4          CLASS A5          CLASS B        CLASS C       CERTIFICATE
                                                BALANCE           BALANCE          BALANCE        BALANCE         BALANCE
                                           -----------------   --------------   -------------   -------------  --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
AND CERTIFICATEHOLDERS:
  Interest Distributions                        5,375,000.00     4,472,125.00      365,750.00      379,500.00    1,971,822.01
  Principal Distributions                                 --               --              --              --              --
            Total Distributions                 5,375,000.00     4,472,125.00      365,750.00      379,500.00    1,971,822.01

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance          1,000,000,000.00   807,000,000.00   66,000,000.00   66,000,000.00  214,558,289.00
  Percent of ANIV                                      30.30%           24.45%           2.00%           2.00%           6.50%
  Class Allocation Percentage                          33.93%           27.38%         100.00%         100.00%         100.00%
  Note/Certificate Factor                               1.00             1.00            1.00            1.00            1.00
  Note/Certificate Rate                                6.450%           6.650%          6.650%          6.900%          6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                  1,000,000,000.00   807,000,000.00   66,000,000.00   66,000,000.00  208,878,597.09
  Percent of ANIV                                      40.10%           32.36%           2.65%           2.65%           8.38%
  Class Allocation Percentage                          46.56%           37.58%         100.00%         100.00%         100.00%
  Note/Certificate Factor                               1.00             1.00            1.00            1.00            0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                    30               30              30              30              30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                  1,000,000,000.00   807,000,000.00   66,000,000.00   66,000,000.00  208,878,597.09
  Percent of ANIV                                      41.02%           33.11%           2.71%           2.71%           8.57%
  Class Allocation Percentage                          47.80%           38.58%         100.00%         100.00%         100.00%
  Note/Certificate Factor                               1.00             1.00            1.00            1.00            0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                    30               30              30              30              30

                                                  TRANSFEROR
                                                  INTEREST
                                                   BALANCE
                                                 ------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
AND CERTIFICATEHOLDERS:
  Interest Distributions                            36,184.26
  Principal Distributions                          109,639.07
            Total Distributions                    145,823.33

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance               6,600,317.28
  Percent of ANIV                                        0.20%
  Class Allocation Percentage
  Note/Certificate Factor
  Note/Certificate Rate
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                       5,015,781.80
  Percent of ANIV                                        0.20%
  Class Allocation Percentage
  Note/Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                       4,904,029.17
  Percent of ANIV                                        0.20%
  Class Allocation Percentage
  Note/Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period

I hereby certify to the best of my
knowledge that the report provided is
true and correct


--------------------------------------
John Weisickle, Vice President Finance